                          STEIN ROE YOUNG INVESTOR FUND

                       ANNUAL REPORT - SEPTEMBER 30, 2001




                         REDUCE YOUR RISK OF PAPER CUTS.

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                      FOR MORE INFORMATION ABOUT RECEIVING
                    YOUR SHAREHOLDER REPORTS ELECTRONICALLY,
                            CALL US AT 800-338-2550.
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                        VISIT US ONLINE AT STEINROE.COM.


                                                                [STEIN ROE LOGO]

--------------------------------------------------------------------------------
                                  DID YOU KNOW?


STEIN ROE YOUNG INVESTOR FUND NOW HAS TWO NEWSLETTERS! IN THE BACK OF THIS REPORT, YOU'LL FIND BOTH THE REGULAR DOLLAR DIGEST, AS WELL AS THE FIRST EDITION OF IT'S YOUR MONEY, A NEWSLETTER FOR KIDS AGES 13 AND UP!

BEGINNING WITH YOUR NEXT QUARTERLY REPORT, KIDS UNDER 13 WILL CONTINUE TO RECEIVE DOLLAR DIGEST, WHILE KIDS 13 AND UP WILL RECEIVE IT'S YOUR MONEY. IF YOU WOULD LIKE TO CHANGE YOUR SELECTION, PLEASE CONTACT A SHAREHOLDER SERVICES REPRESENTATIVE AT 800-338-2550.
--------------------------------------------------------------------------------



TABLE OF CONTENTS

To Our Shareholders ........................................................   1

Special Report .............................................................   2

Portfolio Managers' Report .................................................   4

Performance ................................................................   6

Investment Portfolio .......................................................   8

Financial Statements .......................................................  11

Notes to Financial Statements ..............................................  15

Financial Highlights .......................................................  19

Report of Independent Accountants ..........................................  21

TO OUR SHAREHOLDERS

[Keith T. Banks PHOTO]

Dear Shareholder,

I'd like to take the opportunity to tell you about a new development here at Liberty Funds. As of November 1, 2001, Liberty Financial's asset management companies -- which include Stein Roe & Farnham -- have been sold to FleetBoston Financial.

What does this mean? As a shareholder, you should understand that only the ownership of Stein Roe Young Investor Fund has changed. You will not see any immediate change to the fund itself or its managers. Young Investor Fund will still be guided by David Brady and Erik Gustafson, who will continue to focus on companies with long-term growth potential.

I think we can all agree that this has been a year that we'll never forget. While the terrorist attacks of September 11 are without a doubt the most significant and terrible events that have happened to this country in a long time, it is our duty to report to you on the events of the entire year and how they have affected your fund. However, at the beginning of this report, you'll find a special section from your portfolio managers, providing you with their reactions to the attacks. They will discuss with you a few of the many areas that these events have affected.

We hope that this special report, as well as the portfolio managers' report that follows, are helpful to you as you struggle to understand the far-reaching impact of this tragedy on its own terms and how it may relate to the economy for the rest of the year. As always, we thank you for investing in Young Investor Fund and for giving us the opportunity to serve your investment needs.

Sincerely,

[/s/ Keith T. Banks]

Keith T. Banks
President

Economic and market conditions can frequently change. There is no assurance that trends described herein will continue or commence.

Meet the new president of Stein Roe Young Investor Fund


As of November 1, 2001, Mr. Keith Banks is the new President of Stein Roe Young Investor Fund. Mr. Banks is Chief Investment Officer (CIO) and Chief Executive Officer (CEO) of Fleet Asset Management. Mr. Banks has held these positions since 2000. Before joining Fleet, Mr. Banks was Managing Director and Head of US Equity for J.P. Morgan Investment Management from 1996-2000. He began his investment career in 1981 as an equity analyst at Home Insurance. A chartered financial analyst, Mr. Banks earned his BA from Rutgers University and his MBA from Columbia Business School.

AFTER SEPTEMBER 11TH:

A SPECIAL REPORT FROM DAVE BRADY AND ERIK GUSTAFSON

Since the terrorist attacks in September, our lives have certainly changed. The tremendous loss of life in New York, Washington, DC and Pennsylvania has been devastating. Although this loss of life will always be the most important and heartbreaking impact of the attacks, our lives have been affected in many ways. There is increased security at government and office buildings and many schools. Relief organizations are asking for food, money, and volunteers to help the victims. In the news, on the radio, in our schools -- everywhere we look, people are talking about the tragedies, hanging up signs, and displaying American flags to show their patriotism. Like the ripples you see when you throw a stone into a lake, the effects of the terrorist attacks have spread to just about every area of our lives.

We understand the sadness and outrage that many Americans feel because we feel it ourselves. As your fund managers, however, it is our job to look at how these terrible events have impacted Young Investor Fund, and to try to relieve its effect on your investment.

If you've been reading your shareholder reports and Dollar Digest, you know that our economy has been slowing down in the past year. Simply stated, the initial result of the September 11th attacks was to create even more challenges for the US economy. One of the main reasons is that since September 11th, many investors and consumers (people like you who buy products and services) have been feeling unsure of what the future may bring for the country's economy and for them personally. Many people stopped going out to eat or going to the movies. Many businesses suffered because people weren't buying as many cars, toys, clothes or other products. And when people aren't spending as much money, our economy suffers.

To understand the domino effect that changes in our spending habits can have, consider a make believe bubble gum manufacturer, Chewalot, Inc. If people stop buying bubble gum, Chewalot would not make as much money, which means that they would have less to spend on supplies and to pay their workers. Now imagine that Chewalot, Inc. uses foil wrappers to wrap their gum, and that they buy the wrappers from WrapTech Corporation. If Chewalot spends less on wrappers, WrapTech would not make as much money. Now WrapTech has less money to spend, and they could have to lay off some of their workers. Since these workers would no longer be paid, they would not have as much money to put back into the economy by buying products and services. Like dominos, the bubble gum chewers would affect the bubble gum suppliers and their workers, who in turn would affect their suppliers and their workers, and on and on.

Where is our economy headed? We can't say for sure, since no one can predict the future. What we can do is use our experience and our knowledge of how the market and the economy have reacted in the past to make an educated guess. Even though it doesn't look so good right now, we believe that there are several factors on
 2

"We understand the sadness and outrage that many Americans feel because we feel it ourselves. As your fund managers, however, it is our job to look at how these terrible events have impacted Young Investor Fund, and to try to relieve its effect on your investment."

    "From our point of view, a company with good management and strong financials has great potential to grow in value when the economy turns around. On the other hand, a company whose management is weak and whose financials are lagging would probably not do well in any market."

our side. First of all, we live in a country with a remarkably resilient economy -- in other words, an economy that can bounce back.

Our government can help with this process. One of the things that could help is increasing the amount of liquidity in the economy. (Liquidity refers to cash or securities that can easily be converted into cash.) The Federal Reserve Board seems ready to provide the economy with the liquidity it needs to get itself back on track. Also, President Bush has developed a tax relief package that will allow consumers to keep more of the money they make. Consumers with money to spend are good for our economy.

As growth investors, we have always been more concerned with what may happen to our stocks in a few years than we are with what happens to them today. Our purpose right now is to be ready for a turnaround in our economy when it comes. From our point of view, a company with good management and strong financials has great potential to grow in value when the economy turns around. On the other hand, a company whose management is weak and whose financials are lagging would probably not do well in any market.

We don't believe that the low stock prices of many companies owned by the fund mean that they are unwise investments. Rather, we believe in the value of the companies that we have chosen, and will continue to seek out those companies whose strength may help us rebuild.

Our nation has suffered a great loss on many levels, and some of it cannot be regained. Much has changed that will never go back to the way it was before the attacks. However, with respect to the market, we believe there are opportunities for recovery.

PORTFOLIO MANAGERS' REPORT

Photo of Mr. Brady            Photo of Mr. Gustafsen

Mr. Brady and Mr. Gustafson, senior vice presidents of the advisor, have been portfolio managers of the fund since 1997, and managed its predecessor since 1995.

HOW DID THE FUND PERFORM DURING THE PERIOD?

For the fiscal year that ended on September 30, 2001 (see "Did You Know?" for a definition of fiscal year), the fund was down 40.08%. The fund did not perform nearly as well as its benchmark, the S&P 500, which posted a total return of negative 26.61% for the same period.

We realize that this is not good news for our shareholders, and we certainly would have liked to see better returns. As we discussed in the last shareholder report, a significant portion of the fund is invested in large cap growth stocks (if you remember, large cap growth stocks are those we feel have excellent long-term growth prospects and large market capitalizations). In fact, according to Lipper, Inc., a monitor of mutual fund performance, large cap growth funds were down an average of 43.57%.(1) As you can see, Young Investor Fund beat the average for this time period.

WHAT AREAS OF THE MARKET DID NOT PERFORM WELL FOR THE FUND?

The biggest problem areas for the fund were undoubtedly technology and telecommunications. For companies such as Rational Software (0.7% of net assets), profiled in this issue of Dollar Digest, the slowing market environment led to lower sales during the period. This caused the price of the stock to drop.

You may wonder, if a company's stock is performing badly and causing the fund's value to fall, why don't we just sell it and find a better stock? That question is best answered using an analogy. Picture two houses--one built solidly of brick, and the other of straw. The straw house is likely to fall down sooner or later, even in good weather, while the brick house stands. If a hurricane hits, which house would you rather be in? Would you get rid of the brick house because it loses a shutter or a window breaks, if the house remains standing and protects you from the storm? We feel similarly about investing--although many of our stocks have taken a beating in the recent market, we believe that, like the brick house, they are still fundamentally strong and are likely to recover when the storm passes. True to this philosophy, we have held on to companies such as Rational Software as we believe that its fundamentals--

 4


                        DID YOU KNOW?
As you read your annual report, you may notice that we refer to the "year ended September 30." This may seem a bit strange, since we all know that the last day of every year is December 31st. Normally, when you think of a year, you think of the calendar year--for example, the one that ended last New Year's Eve when the calendar switched from 2000 to 2001. For Young Investor Fund, however, the year begins on October 1st and ends on September 30th. This is called a FISCAL YEAR--the time period that those who keep track of the fund's holdings use to plan for fund expenses. Even though our calendar year is coming to an end, the fund's fiscal year has just begun.

the characteristics that determine a company's ability to weather a market slump--are strong, and that it should be able to recover once the market environment becomes more positive.

WERE THERE ANY BRIGHT SPOTS FOR THE FUND DURING THE PERIOD?

As we mentioned earlier, despite its negative return Young Investor Fund did outperform the average of its peers.(1) Despite the gloomy market conditions and their effect on many of the fund's holdings, there were a few companies that performed well during the period. Two of these were companies that you've probably heard of: Johnson & Johnson (5.0% of net assets), a leading producer of health care products such as Band-Aids and Tylenol, and Mattel (3.2% of net assets), a leading manufacturer of toys and games such as Barbie, Scrabble, and Outburst.

WHAT WAS YOUR STRATEGY DURING THE PERIOD, AND WHAT NEW STOCKS HAVE YOU
PURCHASED?

Early in the period, we began to use a strategy that we believed would see the fund through what we anticipated would be a difficult market. As we saw large cap growth stocks decline, we began to replace some of the bigger companies in our portfolio with midcap and small cap companies. (As we mentioned in an earlier report, midcap companies typically have market capitalizations between $1 and $10 billion, while small caps are usually under $1 billion.)

One of the companies we added over the course of the year was Alcoa (1.8% of net assets). Alcoa has many characteristics that we feel made it a good purchase for the fund. It is the world's leading producer of aluminum. In 2000, Alcoa generated $22.9 billion in revenue. Aluminum from Alcoa can be found in a vast array of products, from Reynolds Wrap(TM) aluminum foil to cars and airplanes. We purchased the stock because we felt that Alcoa benefitted from strong leadership and sound management, and that it may have a positive impact on fund performance in the long run.

WHAT IS YOUR OUTLOOK FOR THE NEXT FEW MONTHS?

While we anticipate that the markets will recover at some point, we feel that this may not happen in 2001. In fact, we may be well into 2002 before we begin to see signs that things are turning around. For more information on our current market outlook, please see the special commentary at the beginning of this report.

An investment in the fund offers significant long-term growth potential, but also involves certain risks, including more volatility than the stock market in general. The fund may be affected by stock market fluctuations that occur in response to economic and business developments.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives to those of the fund. Past performance cannot predict future results.

                                                                               5


                        DID YOU KNOW?
In this report, we provided some information about Alcoa, one of the fund's recent purchases. However, these basic facts are not all there is to know about Alcoa. Alcoa is widely known for its commitment to the environment, and to the health and safety of its workers. The Alcoa Foundation contributes money all over the world to causes such as education, community improvements, and cultural endeavors. In May, Alcoa received the Ron Brown Award for Corporate Leadership, which recognizes outstanding achievement in employee and community relations.

PERFORMANCE

TOP 10 HOLDINGS AS OF 9/30/01 (%)

 Johnson & Johnson                         5.0
 Household International                   4.8
 Citigroup                                 4.1
 Walgreen                                  3.9
 Safeway                                   3.8
 Kinder Morgan                             3.6
 Wells Fargo                               3.5
 American Home Products                    3.3
 Microsoft                                 3.3
 General Electric                          3.2

Holdings are calculated as a
percentage of the net assets in
SR&F Growth Investor Portfolio.
Because the Portfolio is actively
managed, there can be no guarantee
the Portfolio will continue to
maintain these holdings.

 WHAT DO THE NUMBERS MEAN?

 The AVERAGE ANNUAL TOTAL RETURN is given for periods greater than a year (for instance, the "five-year" and "since inception" returns in the chart). This percentage represents the average yearly return for the time period specified.

 AVERAGE ANNUAL TOTAL RETURN AS OF 9/30/01 (%)

                                                                                              Since
                                                                                            inception
                                                                  1-year       5-year       (4/29/94)
            Young Investor Fund                                   -40.08        4.66          12.83
            S&P 500 Index                                         -26.61       10.23          13.99

 MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES.

 Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. Performance results reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. The S&P 500 Index is an unmanaged group of stocks that differs in composition from the fund and is not available for direct investment. The fund began operations on April 29, 1994. Benchmark information is from April 30, 1994. Stein Roe Young Investor Fund invests all of its investable assets in SR&F Growth Investor Portfolio, which has the same investment objectives and substantially the same investment policies as the fund.

 6



                     TEST YOUR KNOWLEDGE!
             DO YOU KNOW WHICH TOP TEN COMPANY...

Manufactures Reach toothbrushes?


Allows customers to order prescriptions online?


Operates approximately 25,000 miles of natural gas pipeline across the US?


Can be traced back to Thomas Edison?


(Answers at the bottom of the page)

Answers: Johnson & Johnson, Walgreen, Kinder Morgan, General Electric

 PERFORMANCE

                                            Performance of a $10,000
                                            investment
                                            4/29/94 - 9/30/01

[PERFORMANCE GRAPH]

                                                                    YOUNG INVESTOR FUND                      S&P 500
                                                                    -------------------                      -------
                                                                          10000.00                           10000.00
04/1994                                                                   10040.00                           10164.00
                                                                           9700.00                            9915.00
                                                                           9860.00                           10240.00
                                                                          10299.00                           10660.00
                                                                          10240.00                           10399.00
                                                                          10660.00                           10633.00
                                                                          10450.00                           10246.00
                                                                          10738.00                           10397.00
12/1994                                                                   10779.00                           10667.00
                                                                          11031.00                           11083.00
                                                                          11414.00                           11410.00
                                                                          11545.00                           11745.00
                                                                          11737.00                           12215.00
                                                                          12724.00                           12498.00
                                                                          13490.00                           12913.00
                                                                          13661.00                           12946.00
                                                                          14396.00                           13492.00
                                                                          14104.00                           13443.00
                                                                          14909.00                           14033.00
                                                                          15010.00                           14304.00
12/1995                                                                   15597.00                           14791.00
                                                                          15806.00                           14928.00
                                                                          16465.00                           15071.00
                                                                          17575.00                           15293.00
                                                                          18422.00                           15688.00
                                                                          18778.00                           15747.00
                                                                          17533.00                           15051.00
                                                                          18318.00                           15369.00
                                                                          19511.00                           16234.00
                                                                          19782.00                           16682.00
                                                                          20558.00                           17943.00
                                                                          20278.00                           17588.00
12/1996                                                                   21221.00                           18687.00
                                                                          20669.00                           18833.00
                                                                          19293.00                           18059.00
                                                                          20159.00                           19137.00
                                                                          21719.00                           20303.00
                                                                          22759.00                           21214.00
                                                                          24341.00                           22901.00
                                                                          23506.00                           21618.00
                                                                          24656.00                           22803.00
                                                                          23941.00                           22041.00
                                                                          24537.00                           23062.00
                                                                          25607.00                           23458.00
12/1997                                                                   25760.00                           23719.00
                                                                          27826.00                           25429.00
                                                                          28903.00                           26731.00
                                                                          29233.00                           27001.00
                                                                          28233.00                           26536.00
                                                                          29848.00                           27614.00
                                                                          28869.00                           27318.00
                                                                          23514.00                           23374.00
                                                                          24932.00                           24865.00
                                                                          26647.00                           26889.00
                                                                          28219.00                           28521.00
                                                                          30124.00                           30164.00
12/1998                                                                   31522.00                           31425.00
                                                                          30406.00                           30447.00
                                                                          32783.00                           31665.00
                                                                          33616.00                           32891.00
                                                                          32456.00                           32114.00
                                                                          34044.00                           33897.00
                                                                          32243.00                           32839.00
                                                                          31588.00                           32678.00
                                                                          30890.00                           31783.00
                                                                          33435.00                           33795.00
                                                                          35552.00                           34488.00
                                                                          39665.00                           36512.00
12/1999                                                                   38745.00                           34679.00
                                                                          42294.00                           34024.00
                                                                          43546.00                           37351.00
                                                                          39953.00                           36227.00
                                                                          36266.00                           35484.00
                                                                          39620.00                           36361.00
                                                                          38970.00                           35794.00
                                                                          42871.00                           38016.00
                                                                          40869.00                           36009.00
                                                                          39516.00                           35858.00
                                                                          34557.00                           33032.00
                                                                          35680.00                           33194.00
12/2000                                                                   37443.00                           34372.00
                                                                          33590.00                           31238.00
                                                                          30993.00                           29257.00
                                                                          33932.00                           31530.00
                                                                          33721.00                           31742.00
                                                                          32480.00                           30970.00
                                                                          30353.00                           30667.00
                                                                          28304.00                           28747.00
09/2001                                                                   24500.00                           26407.00

Past performance is no guarantee of future results. Share price and investment return will vary, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment in the fund on April 29, 1994, and reinvestment of income and capital gains distributions. The S&P 500 Index is an unmanaged group of stocks that differs in composition from the fund and is not available for direct investment. Benchmark performance is from April 30, 1994.

                                                                               7



                        DID YOU KNOW?

When measuring fund performance, it is helpful to use more than one tool. While it is important to keep track of your fund's short-term performance by looking at the chart on the previous page, it is also important to evaluate how your fund performs over a longer period of time. The chart below tells you how much money you would have at the end of the reporting period if you had invested $10,000 on April 29, 1994, the fund's inception date.

SR&F GROWTH INVESTOR PORTFOLIO

INVESTMENT PORTFOLIO
SEPTEMBER 30, 2001

Common Stocks -- 98.0%         Shares         Value
-------------------------------------------------------
CONSUMER DISCRETIONARY -- 22.2%
Automobiles & Components -- 2.1%
  Auto Parts & Equipment -- 1.1%
Gentex Corp. (a)                 400,000   $  9,556,000
                                           ------------
  Automobile Manufacturers -- 1.0%
Ford Motor Co.                   500,000      8,675,000
                                           ------------
Consumer Durables & Apparel -- 3.2%
  Leisure Products -- 3.2%
Mattel, Inc.                   1,800,000     28,188,000
                                           ------------
Hotels, Restaurants & Leisure -- 3.2%
  Leisure Facilities -- 0.7%
Cedar Fair, L.P.                 315,000      6,158,250
                                           ------------
  Restaurants -- 2.5%
McDonald's Corp.                 800,000     21,712,000
                                           ------------
Media -- 12.5%
  Broadcasting & Cable -- 9.0%
AOL Time Warner, Inc. (a)        560,000     18,536,000
Clear Channel
  Communications, Inc. (a)       510,000     20,272,500
EchoStar Communications
  Corp., Class A (a)             200,000      4,654,000
Hispanic Broadcasting Corp.
  (a)                            900,000     14,490,000
Liberty Media Corp., Class A
  (a)                          1,700,000     21,590,000
                                           ------------
                                             79,542,500
                                           ------------
  Movies & Entertainment -- 3.5%
The Walt Disney Co.              850,000     15,827,000
Viacom, Inc. Class B (a)         425,000     14,662,500
                                           ------------
                                             30,489,500
                                           ------------
Retailing -- 1.2%
  Apparel Retail -- 1.2%
The Gap, Inc.                    850,000     10,157,500
                                           ------------

                               Shares         Value
-------------------------------------------------------
CONSUMER STAPLES -- 7.7%
Food & Drug Retailing -- 7.7%
  Drug Retail -- 3.9%
Walgreen Co.                   1,000,000   $ 34,430,000
                                           ------------
  Food Retail -- 3.8%
Safeway, Inc. (a)                850,000     33,762,000
                                           ------------
ENERGY -- 1.2%
Oil & Gas Drilling -- 1.2%
Santa Fe International Corp.     500,000     10,625,000
                                           ------------
FINANCIALS -- 19.9%
Banks -- 6.1%
Bank of New York Co., Inc.       250,000      8,750,000
Texas Regional Bancshares,
  Inc., Class A                  412,500     14,095,125
Wells Fargo & Co.                700,000     31,115,000
                                           ------------
                                             53,960,125
                                           ------------
Consumer Finance -- 7.2%
Household International,
  Inc.                           750,000     42,285,000
MBNA Corp.                       700,000     21,203,000
                                           ------------
                                             63,488,000
                                           ------------
Diversified Financial Services -- 6.6%
Citigroup, Inc.                  900,000     36,450,000
The Goldman Sachs Group,
  Inc.                           300,000     21,405,000
                                           ------------
                                             57,855,000
                                           ------------
HEALTH CARE -- 10.2%
Pharmaceuticals & Biotechnology -- 10.2%
  Biotechnology -- 1.9%
Genentech, Inc. (a)              375,000     16,500,000
                                           ------------
  Pharmaceuticals -- 8.3%
American Home Products Corp.     500,000     29,125,000
Johnson & Johnson                800,000     44,320,000
                                           ------------
                                             73,445,000
                                           ------------

See notes to investment portfolio.
 8

SR&F GROWTH INVESTOR PORTFOLIO

Common Stocks -- (Continued)   Shares         Value
-------------------------------------------------------
INDUSTRIALS -- 7.4%
Capital Goods -- 5.6%
  Industrial Conglomerates -- 5.6%
General Electric Co.             765,000   $ 28,458,000
Tyco International Ltd.          450,000     20,475,000
                                           ------------
                                             48,933,000
                                           ------------
Commercial Services & Supplies  -- 1.8%
  Data Processing Services -- 1.3%
Paychex, Inc.                    375,000     11,816,250
                                           ------------
  Diversified Commercial Services -- 0.5%
Exult, Inc. (a)                  350,000      4,091,500
                                           ------------
INFORMATION TECHNOLOGY -- 14.6%
Software & Services -- 7.8%
  Applications Software -- 4.1%
BEA Systems, Inc. (a)            500,000      4,795,000
Intuit, Inc. (a)                 700,000     25,060,000
Rational Software Corp. (a)      700,000      6,062,000
                                           ------------
                                             35,917,000
                                           ------------
  Systems Software -- 3.7%
Microsoft Corp. (a)              560,000     28,655,200
VERITAS Software Corp. (a)       225,000      4,149,000
                                           ------------
                                             32,804,200
                                           ------------
Technology Hardware & Equipment -- 6.8%
  Computer Hardware -- 1.6%
Apple Computer, Inc.             925,000     14,346,750
                                           ------------
  Computer Storage & Peripherals -- 0.8%
EMC Corp. (a)                    350,000      4,112,500
Network Appliance, Inc. (a)      400,000      2,720,000
                                           ------------
                                              6,832,500
                                           ------------
  Networking Equipment -- 0.7%
Cisco Systems, Inc. (a)          530,000      6,455,400
                                           ------------
  Semiconductors -- 1.5%
Maxim Integrated Products,
  Inc. (a)                       385,000     13,451,900
                                           ------------

                               Shares         Value
-------------------------------------------------------
  Telecommunications Equipment -- 2.2%
Comverse Technology, Inc.
  (a)                            240,000   $  4,915,200
Corning, Inc.                    400,000      3,528,000
Nokia Oyj, ADR                   500,000      7,825,000
Scientific-Atlanta, Inc.         200,000      3,510,000
                                           ------------
                                             19,778,200
                                           ------------
INSURANCE -- 1.5%
Life & Health Insurance -- 1.5%
AFLAC, Inc.                      500,000     13,500,000
                                           ------------
MATERIALS -- 3.1%
Chemicals -- 1.3%
  Specialty Chemicals -- 1.3%
Minerals Technologies, Inc.      300,000     11,322,000
                                           ------------
Metals & Mining -- 1.8%
  Aluminum -- 1.8%
Alcoa, Inc.                      500,000     15,505,000
                                           ------------
TELECOMMUNICATION SERVICES -- 1.3%
Diversified Telecom Services -- 1.3%
  Alternative Carriers -- 0.2%
Level 3 Communications, Inc.
  (a)                            425,000      1,606,500
                                           ------------
  Integrated Telecom Services -- 1.1%
Qwest Communications
  International, Inc. (a)        583,050      9,736,935
                                           ------------
UTILITIES -- 8.9%
Electric Utilities -- 4.3%
Calpine Corp. (a)                820,000     18,704,200
Duke Energy Corp.                500,000     18,925,000
                                           ------------
                                             37,629,200
                                           ------------

See notes to investment portfolio.
                                                                               9

SR&F GROWTH INVESTOR PORTFOLIO

Common Stocks -- (Continued)   Shares         Value
-------------------------------------------------------
UTILITIES (CONTINUED)
Gas Utilities -- 3.6%
Kinder Morgan, Inc.              650,000   $ 31,986,500
                                           ------------
Multi-Utilities -- 1.0%
Enron Corp.                      320,000      8,713,600
                                           ------------
TOTAL COMMON STOCKS
  (cost of $963,053,246)                    862,970,310
                                           ------------
Short-Term Obligation -- 1.4%     Par
--------------------------------------------------------
Commercial Paper -- 1.4%
UBS Financial,
  3.450% (b) 10/01/01         $11,980,000     11,980,000
                                            ------------
  (cost of $11,980,000)
TOTAL INVESTMENTS -- 99.4%
  (cost of $975,033,246) (c)                 874,950,310
                                            ------------
OTHER ASSETS & LIABILITIES, NET -- 0.6%        5,866,839
--------------------------------------------------------
NET ASSETS -- 100.0%                        $880,817,149
                                            ============

Notes to Investment Portfolio:
(a) Non-income producing.
(b) Rate represents yield at time of purchase.
(c) Cost for federal income tax purposes is $974,842,303.

Acronym              Name
-------              ----
ADR       American Depositary Receipt

See notes to financial statements.
 10

SR&F GROWTH INVESTOR PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001

ASSETS
Investments, at value
  (cost of $975,033,246)                $874,950,310
Cash                                           5,322
Receivable for:
  Investments sold                         5,898,718
  Dividends                                  436,770
                                        ------------
     Total Assets                        881,291,120
                                        ------------
LIABILITIES
Payable for:
  Management fee                             452,933
  Bookkeeping fee                                851
  Transfer agent fee                             509
Other liabilities                             19,678
                                        ------------
  Total Liabilities                          473,971
                                        ------------
  NET ASSETS APPLICABLE TO INVESTORS'
     BENEFICIAL INTEREST                $880,817,149
                                        ============

See notes to financial statements.
                                                                              11

SR&F Growth Investor Portfolio

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
SEPTEMBER 30, 2001

INVESTMENT INCOME
Dividend income                            $   7,198,896
Interest income                                3,017,205
                                           -------------
  Total Investment Income                     10,216,101
EXPENSES
Management fee                $6,705,965
Bookkeeping fee                   43,735
Transfer agent fee                 6,000
Custody fee                       38,131
Other expenses                   113,214
                              ----------
  Total Expenses               6,907,045
Custody credits earned            (5,646)
                              ----------
  Net Expenses                                 6,901,399
                                           -------------
  Net Investment Income                        3,314,702
                                           -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on
  investments                                (48,061,846)
Net change in unrealized
  appreciation/depreciation
  on investments                            (530,065,309)
                                           -------------
  Net Loss                                  (578,127,155)
                                           -------------
Decrease in Net Assets from
  Operations                               $(574,812,453)
                                           =============

STATEMENTS OF CHANGES IN NET ASSETS

Increase (Decrease)         Years Ended September 30,
in Net Assets                 2001             2000
-------------------      --------------   --------------
OPERATIONS:
Net investment income    $    3,314,702   $      763,089
Net realized gain (loss)
  on investments            (48,061,846)     140,321,679
Net change in unrealized
  appreciation/depreciation
  on investments           (530,065,309)     187,930,573
                         --------------   --------------
  Net Increase
     (Decrease) from
     Operations            (574,812,453)     329,015,341
                         --------------   --------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions               333,075,715      885,013,201
Withdrawals                (322,689,672)    (755,624,983)
                         --------------   --------------
  Net Increase from
     Transactions in
     Investors'
     Beneficial Interest     10,386,043      129,388,218
                         --------------   --------------
  Total Increase
     (Decrease) in Net
     Assets                (564,426,410)     458,403,559
NET ASSETS:
Beginning of period       1,445,243,559      986,840,000
                         --------------   --------------
End of period            $  880,817,149   $1,445,243,559
                         ==============   ==============

See notes to financial statements.
 12

STEIN ROE YOUNG INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001

ASSETS
Investment in Portfolio, at value       $747,415,377
Receivable for:
  Fund shares sold                           165,428
                                        ------------
     Total Assets                        747,580,805
                                        ------------
LIABILITIES
Payable for:
  Fund shares repurchased                    243,042
  Administration fee                         120,135
  Transfer agent fee                         362,562
  Bookkeeping fee                             20,158
Other liabilities                            136,864
                                        ------------
     Total Liabilities                       882,761
                                        ------------
NET ASSETS                              $746,698,044
                                        ============
Shares outstanding
  (unlimited number authorized)           39,801,621
                                        ============
Net asset value per share               $      18.76
                                        ============
COMPOSITION OF NET ASSETS
Paid in capital                         $880,248,919
Accumulated net realized loss allocated
  from Portfolio                         (54,912,123)
Net unrealized depreciation allocated
  from Portfolio                         (78,638,752)
                                        ------------
NET ASSETS                              $746,698,044
                                        ============

See notes to financial statements.
                                                                              13

STEIN ROE YOUNG INVESTOR FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
SEPTEMBER 30, 2001

INVESTMENT INCOME
Dividend income allocated
  from Portfolio                           $   6,108,653
Interest income allocated
  from Portfolio                               2,567,663
                                           -------------
  Total Investment Income                      8,676,316
EXPENSES
Expenses allocated from
  Portfolio                   $5,862,094
Administration fee             1,757,033
Bookkeeping fee                  111,905
Transfer agent fee             4,513,532
Other expenses                   528,852
                              ----------
  Total Expenses                              12,773,416
                                           -------------
  Net Investment Loss                         (4,097,100)
                                           -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  ALLOCATED FROM PORTFOLIO
Net realized loss on
  investments allocated from
  Portfolio                                  (23,210,349)
Net change in unrealized
  appreciation/depreciation
  on investments allocated
  from Portfolio                            (467,364,862)
                                           -------------
  Net Loss                                  (490,575,211)
                                           -------------
Decrease in Net Assets from
  Operations                               $(494,672,311)
                                           =============

STATEMENTS OF CHANGES IN NET ASSETS

Increase (Decrease)         Years Ended September 30,
in Net Assets                 2001             2000
-------------------      --------------   --------------
OPERATIONS:
Net investment loss      $   (4,097,100)  $   (5,154,216)
Net realized gain (loss)
  on investments
  allocated from
  Portfolio                 (23,210,349)     134,120,314
Net change in unrealized
  appreciation/depreciation
  on investments
  allocated from
  Portfolio                (467,364,862)     158,324,319
                         --------------   --------------
  Net Increase
     (Decrease) from
     Operations            (494,672,311)     287,290,417
                         --------------   --------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains    (106,210,489)     (10,173,284)
In excess of net
  realized gains            (30,446,938)              --
                         --------------   --------------
  Total Distributions
     Declared to
     Shareholders          (136,657,427)     (10,173,284)
                         --------------   --------------
SHARE TRANSACTIONS:
Subscriptions               257,238,730      718,379,252
Distributions reinvested    135,423,719       10,047,120
Redemptions                (230,443,570)    (670,308,602)
                         --------------   --------------
  Net Increase from
     Share Transactions     162,218,879       58,117,770
                         --------------   --------------
  Total Increase
     (Decrease) in Net
     Assets                (469,110,859)     335,234,903
NET ASSETS:
Beginning of period       1,215,808,903      880,574,000
                         --------------   --------------
End of period            $  746,698,044   $1,215,808,903
                         ==============   ==============
CHANGES IN SHARES:
Subscriptions                 9,241,675       20,879,685
Issued for distributions
  reinvested                  4,988,467          312,342
Redemptions                  (8,267,403)     (19,468,186)
                         --------------   --------------
  Net Increase in Shares      5,962,739        1,723,841
                         --------------   --------------

See notes to financial statements.
 14

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2001

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

Organization

Stein Roe Young Investor Fund (the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F Growth Investor Portfolio (the "Portfolio"), which seeks to achieve long-term capital appreciation by investing primarily in common stocks and other equity-type securities that are believed to have long-term appreciation potential. The Fund also has an educational objective to teach investors, especially young people, about basic economic principles and personal finance through a variety of educational materials prepared and paid for by the Fund.

The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations February 3, 1997. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on their respective percentage of ownership. At September 30, 2001, Stein Roe Young Investor Fund owned 84.9% of the Portfolio.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund and the Portfolio in the preparation of the financial statements.

Security Valuation and Transactions

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Federal Income Taxes

No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and makes distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods approved by the Internal Revenue Service.

Net capital losses of $54,907,426, attributable to security transactions occurring after October 31, 2000, are treated as arising on October 1, 2001, the first day of the Fund's next taxable year.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following reclassifications have been made to the financial statements:

                  Increase (Decrease)
                  -------------------
                      Accumulated       Accumulated
                    Net Investment       Realized
Paid in Capital      Income (Loss)         Loss
---------------   -------------------   -----------
$ (3,315,752)         $4,097,100        $(781,348)

These differences are primarily due to a net operating loss. Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

Other

Interest income is recorded on the accrual basis. Corporate actions and dividends are recorded on the ex-date.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

Management Fee

Stein Roe and Farnham Inc. (the "Advisor"), an affiliate of Liberty Financial Companies, Inc. ("Liberty Financial"), is the investment Advisor of the Portfolio and receives a monthly fee as follows:

Average Net Assets     Annual Fee Rate
------------------     ---------------
First $500 million          0.60%
Next $500 million           0.55%
Over $1 billion             0.50%

On November 1, 2001, Liberty Financial, an intermediate parent of the Advisor, completed the sale of its asset management business, including each of the Liberty Financial affiliates, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Portfolio to Fleet. Liberty Financial had obtained approval of a new investment advisory contract by the Portfolio's Board of Trustees and fund shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

Administration Fee

The Advisor also provides accounting and other services to the Fund for a monthly fee as follows:

Average Net Assets     Annual Fee Rate
------------------     ---------------
First $500 million          0.200%
Next $500 million           0.150%
Over $1 billion             0.125%

Bookkeeping Fee

The Advisor is responsible for providing pricing and bookkeeping services to the Portfolio and the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). Effective February 1, 2001, the advisor pays fees to State Street under the Outsourcing Agreement.

During the period from October 1, 2000 to June 30, 2001, the Advisor provided bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% annually of each of the Portfolio's and the Fund's average net assets over $50 million.

Effective July 1, 2001, under its pricing and bookkeeping agreement with the Portfolio and the Fund, the Advisor receives from the Portfolio and the Fund an annual flat fee of $10,000 and $5,000, respectively, paid monthly, and in any month that the Fund's average net assets are more than $50 million, a monthly fee equal to the average net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

Transfer Agent Fee

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.06% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.

Prior to July 1, 2001, the Transfer Agent received an annual rate of 0.22% of the Fund's average daily net assets and received reimbursement for certain out-of-pocket expenses.

The Portfolio pays the Transfer Agent a monthly fee equal to $6,000 annually.

Other

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

NOTE 3. PORTFOLIO INFORMATION

Investment Activity

During the year ended September 30, 2001, the Portfolio's purchases and sales of investments, other than short-term obligations, were $361,997,820 and $257,923,490, respectively.

Unrealized appreciation (depreciation) at September 30, 2001 based on cost of investments for federal income tax purposes was:

Gross unrealized
   appreciation            $ 155,575,413
Gross unrealized
   depreciation             (255,467,406)
                           -------------
Net unrealized
   depreciation            $ (99,891,993)
                           =============

Other

The Portfolio may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT

The Liberty-Stein Roe Funds Investment Trust and SR&F Base Trust (collectively, the "Trusts") participate in an unsecured line of credit agreement provided by the custodian bank. The line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The borrowings available to the Trusts for the line of credit are $200 million. Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to each Trust and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of the Fund to the Trust as a whole. The commitment fee is included in "Other expenses" on the Statement of Operations. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire line of credit at any particular time. For the year ended September 30, 2001, the Trust and Fund had no borrowings under the agreement.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

During the year ended September 30, 2001, the Portfolio used AlphaTrade, Inc., a wholly owned subsidiary of Colonial Management Associates, Inc., (an affiliate of the Advisor) as a broker. Total commissions paid to AlphaTrade, Inc. during the year were $15,658.

SR&F GROWTH INVESTOR PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                                                            Period Ended
                                                          Years Ended September 30,         September 30,
Ratios to Average Net Assets                          2001       2000     1999     1998        1997(a)
----------------------------                          -----      -----    -----    -----    -------------
Expenses (b)                                          0.58%      0.57%    0.59%    0.62%        0.63%(c)
Net investment income (b)                             0.28%      0.06%    0.25%    0.42%        0.54%(c)
Portfolio turnover rate                                 23%        72%      45%      45%          38%

(a) From commencement of operations on February 3, 1997.
(b) The benefits derived from custody credits, if applicable, had no impact.
(c) Annualized.

STEIN ROE YOUNG INVESTOR FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period, ratios and supplemental data:

                                                                 Years Ended September 30,
                                                     2001        2000        1999       1998       1997
                                                   --------   ----------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD               $  35.93   $    27.42   $  22.68   $  22.75   $  18.64
                                                   --------   ----------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)                              (0.11)       (0.15)     (0.10)     (0.06)     (0.04)
Net realized and unrealized gain (loss) on
  investments                                       (13.05)         8.98       5.44       0.31       4.79
                                                   --------   ----------   --------   --------   --------
Total from Investment Operations                    (13.16)         8.83       5.34       0.25       4.75
                                                   --------   ----------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                               --           --         --         --     (0.02)
From net realized capital gains                      (3.12)       (0.32)     (0.60)     (0.32)     (0.62)
In excess of net realized capital gains              (0.89)           --         --         --         --
                                                   --------   ----------   --------   --------   --------
Total Distributions to Shareholders                  (4.01)       (0.32)     (0.60)     (0.32)     (0.64)
                                                   --------   ----------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD                     $  18.76   $    35.93   $  27.42   $  22.68   $  22.75
                                                   ========   ==========   ========   ========   ========
Total return (b)                                   (40.08)%       32.32%     23.89%      1.14%     26.37%(c)
                                                   ========   ==========   ========   ========   ========
RATIO TO AVERAGE NET ASSETS:
Net expenses                                          1.26%        1.08%      1.18%      1.31%      1.43%
Net investment loss                                 (0.41)%      (0.45)%    (0.37)%    (0.28)%    (0.25)%
Waiver/reimbursement                                     --           --         --         --      0.06%
Portfolio turnover rate                                 N/A          N/A        N/A        N/A        22%(d)
Net assets, end of period (000's)                  $746,698   $1,215,809   $880,574   $686,024   $475,506

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) Prior to commencement of operations of the Portfolio.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Liberty-Stein Roe Funds Investment Trust and SR&F Base Trust and the Shareholders of Stein Roe Young Investor Fund

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe Young Investor Fund (the "Fund") (a series of Liberty-Stein Roe Funds Investment Trust) and SR&F Growth Investor Portfolio (the "Portfolio") (a series of SR&F Base Trust) at September 30, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended, and their financial highlights for the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's and the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Fund and the Portfolio for periods through September 30, 1998 were audited by other independent accountants, whose report dated November 16, 1998 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 7, 2001

STEIN ROE YOUNG INVESTOR FUND

Unaudited Information

Results of Special Meeting of Shareholders

On December 27, 2000, a Special Meeting of Shareholders of the Fund was held to conduct the vote for and against the approval of the Items listed on the Fund's Proxy Statement for said Meeting. The election of eleven Trustees was passed on December 27, 2000, however the approval of the remaining proposal did not pass and the Meeting was adjourned until February 16, 2001, at which time the proposals passed. On September 29, 2000, the record date for the Meeting, the Fund had shares of beneficial interest outstanding representing $1,214,411,644.21 of net asset value (NAV). The votes cast at each Meeting were as follows:

Election of eleven Trustees:

                         For          Withheld
                    --------------  ------------
Douglas A. Hacker   383,672,710.48  6,176,188.65
Janet Langford
  Kelly             383,716,076.26  6,132,822.87
Richard W. Lowry    383,692,636.03  6,156,263.09
Salvatore Macera    383,655,375.03  6,193,524.09
William E. Mayer    383,615,138.32  6,233,760.80
Charles R. Nelson   383,782,507.79  6,066,391.34
John J. Neuhauser   383,786,327.59  6,062,571.53
Joseph R. Palombo   383,770,976.26  6,077,922.87
Thomas E. Stitzel   383,834,874.02  6,014,025.10
Thomas C. Theobald  383,632,220.67  6,216,678.45
Anne-Lee Verville   383,729,096.00  6,119,803.13

Election of eleven Trustees to the SR&F Base Trust:

                          For            Withheld
                    ----------------  ---------------
Douglas A. Hacker   455,757,571.2994  13,146,291.1575
Janet Langford
  Kelly             455,832,010.9278  13,071,851.5291
Richard W. Lowry    455,683,494.1599  13,220,368.2970

                          For            Withheld
                    ----------------  ---------------
Salvatore Macera    455,611,384.7974  13,292,477.6595
William E. Mayer    455,577,333.8369  13,326,528.6200
Charles R. Nelson   455,910,780.0387  12,993,082.4182
John J. Neuhauser   455,915,519.2056  12,988,343.2513
Joseph R. Palombo   455,416,262.1727  13,164.590.2842
Thomas E. Stitzel   455,926,888.7269  12,976,973.7300
Thomas C. Theobald  455,743,228.6146  13,160,633.8424
Anne-Lee Verville   455,849,169.8650  13,054,692.5919

To approve the modification of the fundamental investment restriction relating to borrowing:

                                                         % OF NAV
                                        % OF NAV TO         TO
                                     TOTAL OUTSTANDING   TOTAL NAV
                           NAV              NAV            VOTED
                       ------------  -----------------   ---------
For                    $430,278,311       69.14%          88.33%
Against                  29,289,235        4.70%           6.01%
Abstain                  27,562,299        4.43%           5.66%

On September 26, 2001 a Special Meeting of Shareholders of the Fund was held to conduct a vote for and against the approval of a new investment advisory agreement for the Portfolio. On July 18, 2001, the record date for the Meeting, the Fund had eligible NAV of shares outstanding of $941,914,941. The votes cast were as follows:

PROPOSAL
OF NEW                                                   % OF NAV
INVESTMENT                              % OF NAV TO         TO
ADVISORY                             TOTAL OUTSTANDING   TOTAL NAV
AGREEMENT:                 NAV              NAV            VOTED
----------             ------------  -----------------   ---------
For                    $349,524,650       37.11%          92.58%
Against                  13,494,647        1.43%           3.57%
Abstain                  14,527,165        1.54%           3.85%

2001 Federal Tax Information

For the fiscal year ended September 30, 2001, the Fund earned $22,806,200 of long-term gains.

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

                      THIS PAGE INTENTIONALLY LEFT BLANK.

FUND INFORMATION




Website
www.steinroe.com

INVESTMENT ADVISOR
Stein Roe & Farnham Incorporated
P.O. Box 8900
Boston, MA  02205-8900
800-338-2550

TRUSTEES
Douglas A. Hacker
Janet Langford Kelly
Richard W. Lowry
Salvatore Macera
William E. Mayer
Charles R. Nelson
John J. Neuhauser
Joseph R. Palombo
Thomas E. Stitzel
Thomas C. Theobald
Anne-Lee Verville

OFFICERS
Keith T. Banks, President
J. Kevin Connaughton, Treasurer
William J. Ballou, Secretary

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT
Liberty Funds Services, Inc.

LEGAL COUNSEL TO THE FUND
Bell, Boyd & Lloyd

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers, LLP

MARKETING SERVICES
Liberty Funds Distributor, Inc.
1 Financial Center
Boston, MA  02111

                                                                   -------------
     [STEIN ROE LOGO]                                                PRSRT STD
 ONE FINANCIAL CENTER                                               U.S. POSTAGE
BOSTON, MA 02111-2621                                                   PAID
         800-338-2550                                              HOLLISTON, MA
                                                                   PERMIT NO. 20
                                                                   -------------


                                                                S14-02/446H-0901
                                                                         01/2113